© 2021 Health Catalyst Twistle Overview  Patient engagement software that automates personalized communication between care teams and patients, leveraging rich clinical content o Primarily serves healthcare providers & risk bearing entities as well as a few life sciences companies  Multi-channel communication enabled by deep integrations with EMRs, IoT smart devices, and third- party services and software via API engines  Founded in 2011; based in Albuquerque, NM Acquisition Strategic Rationale  A leading patient engagement software solution that we believe will meaningfully bolster Health Catalyst’s Population Health application suite  Combined solution expected to meaningfully enhance Health Catalyst’s go-to-market offering, as healthcare organizations increasingly look for a comprehensive Population Health solution  Strategically important as healthcare organizations normalize operations following COVID-19, with many reprioritizing their transition to value-based care models and optimizing care delivery in virtual settings  Over time, we anticipate the Twistle solution will leverage the DOS data platform and its comprehensive data set to enable richer data-driven patient interaction  Twistle technology also has applicability in the Clinical & Quality space (established clinical pathways and patient communication channels) and Life Sciences space (patient education and clinical trials)  Compelling financial profile  Strong mission and cultural alignment Twistle Overview & Acquisition Strategic Rationale 1

Transaction Overview & Financial Profile

Transaction Overview	➢ $104.5M upfront purchase price: ~$57.5M in cash and ~$47M in HCAT common stock o Potential earnout based on ARR targets ➢ Estimated to close in early Q3 2021
Twistle Financial Profile	❑ +85% recurring SaaS technology revenue ❑ ~$8M 2021E standalone revenue (excl. deferred revenue write down) ❑ ~35% anticipated revenue growth rate (near-to-medium term) ❑ 115%+ Dollar Based Net Retention ❑ 40+ customers (primarily health systems), presenting cross-sell opportunity ❑ ~70% total gross margin (~80% Technology gross margin) ❑ Anticipating $(2.5)M-$(3.0)M of Adj. EBITDA in 2022 ❑ Historical and projected operating leverage ❑ Timing of close and purchase accounting impact of deferred revenue write-down will impact 2021 and 2022 GAAP revenue and EBITDA contribution. Additional details will be incorporated into guidance once the transaction is closed ❑ Incremental to Health Catalyst TAM within the Population Health offering

HealthCatalyst® ignite outcomes improvement

© 2021 Health Catalyst

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Health Catalyst Solution

3 Services Expertise: *Analytical, clinical, financial, and operational experts facilitate and accelerate measurable improvement*

- Clinical, Financial, and Operational Domain Experts
- Analysts, Data Scientists, and Data Engineers

Strategic Consulting · Readiness Assessment · Opportunity Analysis · Governance · Outcomes Improvement · Population Health · Training

2 Analytics Applications: *A robust set of applications, built on top of DOS, that generate meaningful insights for improvement*

Foundational Software Applications

- **Registries & Measures Authoring** (Population Builder)
- **Benchmarking** (Touchstone™)
- **Dashboards & Reporting** (Leading Wisely™)

Domain-Specific Software Applications

- **Activity-based Costing** (CORUS™)
- **Patient Safety** (Patient Safety Monitor™)
- **Care Management**
- **Population Health Foundations**
- **Quality and Regulatory Measures**
- **EMR Embedded Insights** (Care Gap Closure)
- **Revenue Improvement and Workflow Optimization**
- twistle **Patient Engagement and Digital Access**

Tailored Analytics Accelerators

- **Clinical** (Sepsis, Readmissions, Heart Failure, Joint Replacement, CLABSI, COPD, etc.)
- **Financial** (Payment Model Analyzer, Financial Management, Revenue Cycle, Hierarchical Condition Categories, etc.)
- **Operational** (Supply Chain, Patient Flow, Surgical Services, Labor Management, Practice Management, etc.)

1 The Data Operating System (DOS™): *A healthcare-specific, open, flexible, scalable platform for analytics, application development, and interoperability*

Data Warehouse · Source Connectors · Cloud-based · Reusable Data Logic · Machine Learning · Terminology Services · Closed-Loop EMR Integration · Text Processing · Real-time Streaming & Interoperability · Big Data

HealthCatalyst® ignite outcomes improvement

© 2021 Health Catalyst

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© 2021 Health Catalyst 4 Disclaimer This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements as to future results of operations and financial position, our ability to integrate the acquired business, planned products and services, realized synergies, business strategy and plans, objectives of management for future operations of Health Catalyst, Inc. and its subsidiaries (“Health Catalyst” or the “Company”), market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expect,” “plan,” “believe,” “anticipate,” “intend,” “target,” “project,” “predicts,” “shall,” “potential,” “explore” or “continues” or the negative of these terms or other similar words. Health Catalyst has based these forward-looking statements largely on its current expectations and assumptions and on information available as of the date of this presentation. The Company assumes no obligation to update any forward-looking statements or any other information included in this presentation after the date of this presentation, except as required by law. The forward-looking statements contained in this presentation are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions and other factors include, but are not limited to, those related to our business and financial performance, the impact of COVID-19 on our business and results of operations, our ability to attract and retain customers, our ability to integrate the acquired business, our ability to develop new products and services and enhance existing products and services, our ability to respond rapidly to emerging technology trends, our ability to execute on our business strategy, our ability to compete effectively and our ability to manage growth. These risks and uncertainties may also include those described under the heading “Risk Factors” and elsewhere in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q on file with the Securities and Exchange Commission (the “SEC”) and our other filings with the SEC. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. In addition to the Company’s GAAP financial information, this presentation includes certain non-GAAP financial measures. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We urge you to review the reconciliation of our non- GAAP financial measures to the most directly comparable GAAP financial measures set forth in in the Company’s most recent Annual Report on form 10-K and Quarterly Report on Form 10-Q on file with the SEC and our other filings with the SEC, and not to rely on any single financial measure to evaluate our business. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size, financial performance and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, it cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of its future performance and the future performance of the markets in which it competes are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties and by Health Catalyst. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.